                                                                    Exhibit 10.2

                          Supplemental Agreement No. 2

                                       to

                          Purchase Agreement No. 1810

                                    between

                               The Boeing Company

                                      and

                             SOUTHWEST AIRLINES CO.

                   Relating to Boeing Model 737-7H4 Aircraft

         THIS SUPPLEMENTAL AGREEMENT, entered into as of June 24, 1997, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in City of Dallas, State of Texas (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

         WHEREAS, Buyer has agreed to exercise the option to purchase five (5) additional Option Aircraft delivering in October 1998 (1), November 1998 (2) and December 1998 (2), (Block "F" Aircraft) offered pursuant to Letter Agreement 6-1162-RLL-933R1;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

------------------------
*** Pursuant to 17 CFR, 240.246-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.






P.A. No. 1810                        SA-2-1

2. Article 1, entitled "Subject Matter of Sale," paragraph 1.1 entitled "The Aircraft" is deleted in its entirety and replaced by a new paragraph 1.1 revised to reflect sixty-eight (68) Aircraft. Such new page 1-1 is attached hereto and incorporated into the Agreement by this reference.

3. Article 2, entitled "Delivery, Title and Risk of Loss," paragraph 2.1, entitled "Time of Delivery," is deleted in its entirety and replaced by a new paragraph 2.1 revised to add five (5) Block "F" Aircraft. Such new pages 2-1 and 2-2 are attached hereto and incorporated into the Agreement by this reference.

4. Article 3, entitled "Price of Aircraft", paragraph 3.2 entitled "Aircraft Basic Price" is revised by adding a Aircraft Basic Price for the Block "F" Aircraft. Paragraph 3.3 entitled "Aircraft Price," subparagraph 3.3.1 is revised by adding a Aircraft Basic Price for the Block "F" Aircraft. Paragraph 3.4 entitled "Advance Payment Base Price," subparagraph 3.4.1 entitled "Advance Payment Base Price" is revised by adding Advance Payment Base Prices for the Block "F" Aircraft. Such new pages 3-1, 3-2 and 3-3 are attached hereto and incorporated into the Agreement by this reference.

5. Letter Agreement No. 6-1162-RLL-933R1 entitled "Option Aircraft" is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-933R2 attached hereto and incorporated herein by this reference. The letter agreement was revised to reflect the exercise of five (5) Block "F" Aircraft and the conversion of five (5) Block "M" Rolling Option Aircraft to Option Aircraft. Article 1, entitled "Delivery of Option Aircraft" is revised by deleting five (5) Option Aircraft from the Block "F" delivery stream and adding five (5) Block "M" Aircraft in August, 2004 (2) and September, 2004 (3).
Article 2 entitled "Delivery of Rollover Option Aircraft," paragraph 2.1 is revised to delete five (5) Block "M" Rolling Option Aircraft; paragraph 2.2 and subparagraphs 2.2.1 and 2.2.2 are revised by changing the quantity of Rolling Option Aircraft from forty-nine (49) to forty-four (44). *** Attachment A, Paragraph 2 entitled "Price Description," subparagraph 2.1 entitled "Price Elements Per Aircraft" is revised by deleting the October 1998, November 1998 and December 1998 Option Aircraft and adding the August 2004 and September 2004 Option Aircraft, subparagraph 2.2 entitled "Price Adjustments For Option Aircraft Delivering from October 1998 to October 2001", is revised to be entitled "Price Adjustment For Option Aircraft Delivering From March 1999 to October 2001", and subparagraph 2.2.2 is revised to change October 1998 to March 1999.





P.A. No. 1810                        SA-2-2

6. Letter Agreement No. 6-1162-RLL-936R1 entitled "Certain Contractual Matters" is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-936R2 attached hereto and incorporated herein by this reference. The letter agreement was revised to reflect the exercise of five (5) Block "F" Aircraft and the conversion of five (5) Block "M" Rolling Option Aircraft to Option Aircraft. Article 1 entitled "Credit Memorandum - Aircraft - Firm Aircraft," is revised to add the credit memorandum amount for the Block "F" Aircraft.

7. Letter Agreement No. 6-1162-RLL-1855 entitled "Additional Contractual Matters," is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-1855R1 attached hereto and incorporated herein by this reference. The letter agreement was revised to reflect the exercise of five (5) Block "F" Aircraft. Article 2 entitled *** for the Option Aircraft delivering from October 1998 through December 31, 2001," is revised to be entitled *** for the Option Aircraft Delivering from March 1999 through December 31, 2001.

8. Concurrent with execution of this Supplemental Agreement, Buyer will pay to Boeing *** The net amount due Boeing as a result of the exercise of the Option Aircraft, and the conversion of Rolling Option Aircraft to Option Aircraft is *** with the difference to be accounted for in the advance payments due at 12 months prior to delivery of the five (5) exercised Option Aircraft.

9. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of sixty-eight (68) Model 737-7H4 Aircraft and forty-four (44) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                  SOUTHWEST AIRLINES CO.



By:  /s/ Dawn S. Foster             By:  /s/ Gary A. Barron
   -------------------------           --------------------------

Its:    Attorney-In-Fact            Its: Executive VP and COO
    ------------------------           --------------------------




P.A. No. 1810                        SA-2-3

                               PURCHASE AGREEMENT

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.






                    Relating to Boeing Model 737-7H4 Aircraft

                         Purchase Agreement Number 1810





P.A. No. 1810

                                TABLE OF CONTENTS

                                                                          Page           SA
                                                                        Number       Number
                                                                        ------       ------
ARTICLES
--------

1.       Subject Matter of Sale..........................................1-1          SA-2

2.       Delivery, Title and Risk
         of Loss.........................................................2-1          SA-2

3.       Price of Aircraft...............................................3-1          SA-2

4.       Taxes...........................................................4-1

5.       Payment.........................................................5-1

6.       Excusable Delay.................................................6-1

7.       Changes to the Detail
         Specification...................................................7-1          SA-1

8.       Federal Aviation Requirements and
         Certificates and Export License.................................8-1

9.       Representatives, Inspection,
         Flights and Test Data...........................................9-1

10.      Assignment, Resale or Lease....................................10-1

11.      Termination for Certain Events.................................11-1

12.      Product Assurance; Disclaimer and
         Release; Exclusion of Liabilities;
         Customer Support; Indemnification
         and Insurance..................................................12-1

13.      Buyer Furnished Equipment and
         Spare Parts....................................................13-1

14.      Contractual Notices and Requests...............................14-1

15.      Miscellaneous..................................................15-1





P.A. No. 1810                      i                                      SA-2

                                TABLE OF CONTENTS

                                                                SA
                                                            Number
                                                            ------
EXHIBITS
--------

A       Aircraft Configuration                              SA-1

B       Product Assurance Document                          SA-1

C       Customer Support Document

D       Price Adjustments Due to
        Economic Fluctuations - Aircraft

E       Buyer Furnished Equipment
        Provisions Document

F       Defined Terms Document




LETTER AGREEMENTS
-----------------

1810-1                   Waiver of Aircraft Demonstration Flight





P.A. No. 1810                      ii                                      SA-2

                                TABLE OF CONTENTS

                                                                         SA
                                                                     Number
                                                                     ------
RESTRICTED LETTER AGREEMENTS
----------------------------
6-1162-RLL-932         Promotional Support

6-1162-RLL-933R2       Option Aircraft                        SA-2

6-1162-RLL-934R1       Disclosure of Confidential             SA-1
                       Information

6-1162-RLL-935R1       Performance Guarantees                 SA-1

6-1162-RLL-936R2       Certain Contractual Matters            SA-2

6-1162-RLL-937         Alternate Advance Payment Schedule

6-1162-RLL-938         ***

6-1162-RLL-939R1       Certification Flight Test Aircraft     SA-1

6-1162-RLL-940R1       Training Matters                       SA-1

6-1162-RLL-941R1       Other Matters                          SA-1

6-1162-RLL-942         Open Configuration Matters

6-1162-RLL-943         Substitution Rights

6-1162-RLL-944         Airframe Maintenance Material Cost
                       Protection Program

6-1162-RLL-945         Comparison of 737-7H4 and 737-3H4
                       Block Fuel Burn

6-1162-RLL-1855R1      Additional Contractual Matters         SA-2

6-1162-RLL-1856        ***                                    SA-1

6-1162-RLL-1857        Service Ready Validation Program       SA-1
                       Field Test

6-1162-RLL-1858        Escalation Matters                     SA-1



P.A. No. 1810                         iii                                SA-2

                             TABLE OF CONTENTS CON'T

                                                                        SA
                                                                     Number
                                                                     ------
RESTRICTED LETTER AGREEMENTS
----------------------------
6-1162-RLL-2036                Amortization of Costs for
                               Customer Unique Changes                SA-1

6-1162-RLL-2037                Reconciliation of the Aircraft         SA-1
                               Basic Price

6-1162-RLL-2073                Maintenance Training Matters           SA-1





P.A. No. 1810                      iv                                     SA-2

                           PURCHASE AGREEMENT NO. 1810

                                   Relating to

                          BOEING MODEL 737-7H4 AIRCRAFT



                        -------------------------------


         This Agreement is entered into as of January 19th 1994, by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Southwest Airlines Co., a Texas corporation, with its principal office in the City of Dallas, State of Texas (Buyer).


Accordingly, Boeing and Buyer agree as follows:








P.A. No. 1810                      1

ARTICLE 1.        Subject Matter of Sale.

         1.1 The Aircraft. Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of sixty-eight (68) Boeing Model 737-7H4 aircraft (the Aircraft) manufactured in accordance with Boeing Detail Specification D6-38808-1, dated October 30, 1996, as described in Exhibit A, as modified from time to time in accordance with this Agreement (Detail Specification).

         1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

         1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

         1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.





P.A. No. 1810                      1-1                                     SA-2

ARTICLE 2.        Delivery, Title and Risk of Loss.

         2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

             Month and Year
              of Delivery                            Quantity of Aircraft
             --------------                          --------------------
                                Block A Aircraft

             October 1997                                     Two (2)
             November 1997                                    Two (2)

                                Block B Aircraft

             January 1998                                     Two (2)
             February 1998                                    Three (3)
             March 1998                                       Two (2)
             April 1998                                       Two (2)
             May 1998                                         Two (2)
             June 1998                                        One (1)
             July 1998                                        Two (2)
             September 1998                                   Two (2)

                                Block C Aircraft

             February 1999                                    Four (4)
             May 1999                                         Four (4)
             July 1999                                        Four (4)
             September 1999                                   Four (4)

                                Block D Aircraft

             January 2000                                     Four (4)
             March 2000                                       Four (4)
             July 2000                                        Four (4)
             September 2000                                   Three (3)

                                Block E Aircraft

             January 2001                                     Three (3)
             March 2001                                       Three (3)
             July 2001                                        Three (3)
             September 2001                                   Three (3)

                                Block F Aircraft

             October 1998                                     One (1)
             November 1998                                    Two (2)
             December 1998                                    Two (2)



P.A. No. 1810                      2-1                                     SA-2

         2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

         2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

         2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

         2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

         2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.




P.A. No. 1810                      2-2                                     SA-2

ARTICLE 3.        Price of Aircraft.

         3.1      Definitions.

                  3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

                  3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

                  3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

                  3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D.

                  3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

         3.2      Aircraft Basic Price.

                  The Aircraft Basic Price, expressed in July 1992 dollars, is set forth below:

                                        Block A, B,
                                        C, D & E                 Block F
                                        Aircraft                 Aircraft
                                        -----------              --------
                  Base Aircraft Price:  $***                       $***
                  Special Features      $***                       $***
                  Aircraft Basic Price  $***                       $***


         3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                  3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft and *** for the Block F Aircraft; plus

                  3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft); plus

                  3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.



P.A. No. 1810                      3-1                                    SA-2

         3.4      Advance Payment Base Price.

                  3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:


             Month and Year of                         Advance Payment Base
             Scheduled Delivery                        Price per Aircraft
             ------------------                        --------------------

                              Block A Aircraft ***


             October 1997
             November 1997

                              Block B Aircraft ***

             January 1998
             February 1998
             March 1998
             April 1998
             May 1998
             June 1998
             July 1998
             September 1998

                              Block C Aircraft ***

             February 1999
             May 1999
             July 1999
             September 1999

                              Block D Aircraft ***

             January 2000
             March 2000
             July 2000
             September 2000

                              Block E Aircraft ***

             January 2001
             March 2001
             July 2001





P.A. No. 1810                      3-2                                    SA-2

                              Block E Aircraft ***
                                   (Continued)

             September 2001

                              Block F Aircraft ***

             October 1998
             November 1998
             December 1998

                  3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.




P.A. No. 1810                      3-3                                    SA-2

6-1162-RLL-933R2

Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject: Letter Agreement No. 6-1162-RLL-933R2 to Purchase Agreement No. 1810 - Option Aircraft

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft
(Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer sixty-seven (67) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and forty-four (44) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft), subject to the terms and conditions set forth below.

1.     Delivery of Option Aircraft.

       The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                                     Number of     Option
              Month and Year         Option        Aircraft
              of Delivery            Aircraft      Block
              --------------         --------      --------
              March 1999             Two   (2)        G
              June 1999              Two   (2)        G
              August 1999            Two   (2)        G
              September 1999         One   (1)        G
              October 1999           Two   (2)        G

              April 2000             Three (3)        H
              October 2000           Three (3)        H

              April 2001             Three (3)        I
              October 2001           Three (3)        I





P.A. No. 1810
                                                                            SA-2

Southwest Airlines Co.
6-1162-RLL-933R2   Page 2





                                     Number of     Option
              Month and Year         Option        Aircraft
              of Delivery            Aircraft      Block
              --------------         --------      --------
              (continued)
              January 2002           Four  (4)        J
              March 2002             Four  (4)        J
              April 2002             Two   (2)        J
              July 2002              Four  (4)        J
              October 2002           Four  (4)        J

              January 2003           Four  (4)        K
              March 2003             Four  (4)        K
              April 2003             Two   (2)        K
              July 2003              Four  (4)        K
              October 2003           Four  (4)        K

              April 2004             Two   (2)        L
              July 2004              Three (3)        L
              August 2004            Two   (2)        M
              September 2004         Three (3)        M

2.     Delivery of Rollover Option Aircraft.

       2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                                                   Option
              Year of        Number of             Aircraft
              Delivery       Option Aircraft       Block
              --------       ---------------       --------
              2004           Eight (8)                M
              2005           Eighteen (18)            N
              2006           Eighteen (18)            O

       2.2 The forty-four (44) Rollover Option Aircraft are offered to Buyer subject to the following conditions:

               2.2.1  Buyer can exercise any forty-four (44) of the sixty-seven
(67) Option Aircraft, and will be offered a Rollover Option Aircraft for each option aircraft exercised up to and including forty-four (44).

               2.2.2 Conversely to Article 2.2.1 above, if Buyer does not exercise a minimum of forty-four (44) Option Aircraft, one Rollover
Option Aircraft will be deleted for each Option Aircraft not exercised by Buyer.





P.A. No. 1810
                                                                            SA-2

Southwest Airlines Co.
6-1162-RLL-933R2   Page 3




               2.2.3 When Buyer exercises one or more Option Aircraft, Boeing will offer the same quantity of Rollover Option Aircraft to Buyer in the years identified in Article 2.1 above.

               2.2.4 The Rollover Option Aircraft delivery month offered by Boeing to Buyer will be at least 24 months from the Option exercise date of the corresponding option.

               2.2.5 When Boeing offers the Rollover Option Aircraft to Buyer, Buyer will accept such Rollover Option Aircraft by wire transferring
$100,000 to Boeing. In the event Buyer exercises its option to purchase the Rollover Option Aircraft, such application will be in accordance with Article 4.1 herein.

3.     Price.

       3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

       3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2001, are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2001, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2001 refer to paragraphs
2.3 and 3.2 of Attachment A.

       3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).





P.A. No. 1810
                                                                            SA-2

Southwest Airlines Co.
6-1162-RLL-933R2   Page 4




              Month and Year           Advance Payment Base
              of Delivery              Price per Option Aircraft
              --------------           -------------------------
                         Block G Aircraft ***
                         --------------------

              March 1999
              June 1999
              August 1999
              September 1999
              October 1999

                         Block H Aircraft ***
                         --------------------

              April 2000
              October 2000

                         Block I Aircraft ***
                         --------------------

              April 2001
              October 2001

                         Block J Aircraft ***
                         --------------------

              January 2002
              March 2002
              April 2002
              July 2002
              October 2002

                         Block K Aircraft ***
                         --------------------

              January 2003
              March 2003
              April 2003
              July 2003
              October 2003

                         Block L Aircraft ***
                         --------------------

              April 2004
              July 2004

                          Block M Aircraft ***
                          --------------------

              August 2004
              September 2004

               3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option





P.A. No. 1810
                                                                            SA-2

Southwest Airlines Co.
6-1162-RLL-933R2   Page 5





Aircraft.  The purchase price will include the price for Seller
Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.     Option Aircraft Payment.

       4.1 In consideration of the granting of the option as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of $100,000 for each Option Aircraft (Deposit). In the event Buyer exercises its option herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its option to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraphs 6 herein.

       4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.     Option Exercise.

       5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before eighteen (18) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

       5.2 It is understood and agreed that Boeing may accelerate the option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will





P.A. No. 1810                                                               SA-2

Southwest Airlines Co.
6-1162-RLL-933R2   Page 6





specify the revised option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the option deposit is held by Boeing.

6.     Contract Terms.

       It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.     Termination of Option to Purchase.

       Either Boeing or Buyer may terminate the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

       (i) termination of the purchase of the Aircraft under the Agreement for any reason;

       (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

       (iii) exercise of an option to purchase an Option Aircraft pursuant to the terms hereof.





P.A. No. 1810
                                                                            SA-2

Southwest Airlines Co.
6-1162-RLL-933R2   Page 7





Any termination of an option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

Any cancellation of an option to purchase which is based on failure to make the required Deposit or to exercise the option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.





P.A. No. 1810
                                                                            SA-2

Southwest Airlines Co.
6-1162-RLL-933R2   Page 8




8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY



By /s/ Dawn S. Foster
  -------------------------------------

Its Attorney-in-Fact
   ------------------------------------

ACCEPTED AND AGREED TO this

date: June 24, 1997
      -------

SOUTHWEST AIRLINES CO.



By /s/ Gary A. Barron
  --------------------------

Its Executive VP & COO
   -------------------------
Attachments





P.A. No. 1810
                                                                            SA-2

Attachment A to
6-1162-RLL-933R2
Page 1



Model 737-7H4 Aircraft

1.     Option Aircraft Description and Changes.

       1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996.

       1.2    Changes.  The Detail Specification will be revised to include:

              (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

              (2)    Changes mutually agreed upon.

              (3) Changes required to obtain a Standard Certificate of Airworthiness.

              (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                     (i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,

                     (ii) to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.

       1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.




P.A. No. 1810
                                                                            SA-2

Attachment A to
6-1162-RLL-933R2
Page 2



2.     Price Description

       2.1    Price Elements Per Aircraft


                         1                2                3
                         -                -                -

                     AIRCRAFT &                        ADV. PMT.
AIRCRAFT          ESTIMATED SPECIAL                    BASE PRICE
DELIVERY           FEATURES PRICE     ESTIMATED        (ELEMENTS)
MO. & YR.           (JULY 1992$)      ESCALATION       1 + 2 + 3
---------          ---------------    ----------       ----------
March 1999              ***             ***             ***
June 1999               ***             ***             ***
August 1999             ***             ***             ***
September 1999          ***             ***             ***
October 1999            ***             ***             ***
April 2000              ***             ***             ***
October 2000            ***             ***             ***
April 2001              ***             ***             ***
October 2001            ***             ***             ***
January 2002            ***             ***             ***
March 2002              ***             ***             ***
April 2002              ***             ***             ***
July 2002               ***             ***             ***
October 2002            ***             ***             ***
January 2003            ***             ***             ***
March 2003              ***             ***             ***
April 2003              ***             ***             ***
July 2003               ***             ***             ***
October 2003            ***             ***             ***
April 2004              ***             ***             ***
July 2004               ***             ***             ***
August 2004             ***             ***             ***
September 2004          ***             ***             ***





Continued Next Page...

P.A. No. 1810
                                                                            SA-2

Attachment A to
6-1162-RLL-933R2
Page 3




2. Price Description. (Continued)

   2.2 Price Adjustments For Option Aircraft Delivering From March 1999 to October 2001.

       2.2.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

       2.2.2 Escalation Adjustments. For Option Aircraft delivering from March 1999 to October 2001, the Aircraft Basic Price and Special Features price will be escalated according to the provisions of Attachment B to this letter agreement.

       2.2.3 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

       2.2.4 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Option Aircraft.

   2.3 Price Adjustments For Option Aircraft Delivering From January 2002 through December 2006.

       2.3.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

       2.3.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2001, see paragraph 2.3.6 below.

       2.3.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.





P.A. No. 1810
                                                                            SA-2

Attachment A to
6-1162-RLL-933R2
Page 4



       2.3.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

       2.3.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for options delivering from January 2002 through December 2006 is ***(July 1992 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.3.1, 2.3.2, 2.3.3 and 2.3.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of ***(July 1992 STE) per year or portion thereof starting in January 2002.

       2.3.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2002 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and (ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

       2.3.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3. Advance Payment Schedules, Prices and Adjustments.

   3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.







P.A. No. 1810
                                                                            SA-2

Attachment A to
6-1162-RLL-933R2
Page 5


                                   Amount Due per Aircraft
                                   -----------------------
                                     (Percentage times
   Due Date of Payment          Advance Payment Base Price)
   -------------------
   Deposit                                $100,000 (if applicable)

   18 months prior to the first           15% (less the
   day of the scheduled delivery               Deposit if any)
   month of the Aircraft

   12 months prior to the first           5%
   day of the scheduled delivery
   month of the Aircraft

   9 months prior to the first            5%
   day of the scheduled delivery
   month of the Aircraft

   6 months prior to the first            5%
   day of the scheduled delivery
   month of the Aircraft
                                         ---

              Total                      30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

       3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.





P.A. No. 1810
                                                                            SA-2

Attachment B to
6-1162-RLL-933R2
Page 1



                            PRICE ADJUSTMENT DUE TO
                             ECONOMIC FLUCTUATIONS
                           AIRCRAFT PRICE ADJUSTMENT
                             (July 1992 Base Price)


1.     Formula.

       The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

       Pa = (P)(L + M - 1)

       Where:

       Pa = Aircraft Price Adjustment.

       L =  .65 x  ECI
                  -----
                  116.2

       M =  .35 x  ICI
                  -----
                  115.9

       P =  Aircraft Basic Price (as set forth in Article 3.2 of this
            Agreement).

     ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.





   P.A. No. 1810
                                                                            SA-2

Attachment B to
6-1162-RLL-933R2
Page 2



     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

       In determining the value of L, the ratio of ECI divided by 116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

       In determining the value of M, the ratio of ICI divided by 115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                   Months to be Utilized
   Month of Scheduled              in Determining the
   Aircraft Delivery               Value of ECI and ICI
   -----------------               -------------------------
   January                         June  B, July  B, Aug.  B
   February                        July  B, Aug.  B, Sept. B
   March                           Aug.  B, Sept. B, Oct.  B
   April                           Sept. B, Oct.  B, Nov.  B
   May                             Oct.  B, Nov.  B, Dec.  B
   June                            Nov.  B, Dec.  B, Jan.  D
   July                            Dec.  B, Jan.  D, Feb.  D
   August                          Jan.  D, Feb.  D, Mar.  D
   September                       Feb.  D, Mar.  D, Apr.  D
   October                         Mar.  D, Apr.  D, May   D
   November                        Apr.  D, May   D, June  D
   December                        May   D, June  D, July  D


The following definitions of B and D will apply:

       B = The calendar year before the year in which the scheduled month of delivery as set forth in Paragraph 1 occurs.

       D = The calendar year during which the scheduled month of delivery as set forth in Paragraph 1 occurs.





P.A. No. 1810
                                                                            SA-2

Attachment B to
6-1162-RLL-933R2
Page 3



2. If at the time of delivery of an Aircraft Boeing is unable to determine the Aircraft Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

       2.1 The Aircraft Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph
2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Aircraft Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

       2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Aircraft Price Adjustment, such values will be used to determine any increase or decrease in the Aircraft Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.





P.A. No. 1810
                                                                            SA-2

Attachment B to
6-1162-RLL-933R2
Page 4



       2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1992, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.





P.A. No. 1810
                                                                            SA-2

6-1162-RLL-936R2


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:                Letter Agreement No. 6-1162-RLL-936R2 to
                        Purchase Agreement No. 1810 -
                        Certain Contractual Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft) and Letter Agreement 6-1162-RLL-933R2, dated even date herewith, entitled "Option Aircraft", relating to the sale by Boeing and the purchase by Buyer of sixty-seven (67) additional Model 737-7H4 aircraft (the Option Aircraft) and forty-four (44) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft).

The commitments made herein to Buyer are provided from Boeing and CFM International Inc. (CFM).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.          Credit Memorandum - Aircraft - Firm Aircraft.

            In consideration of Buyer's purchase of the Aircraft, Boeing will issue to Buyer at the time of delivery of each Aircraft a credit memorandum which may be used by Buyer for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued. The amount of this credit memorandum applicable to each Block A, B, C, D and E Aircraft will be *** of the Aircraft Basic Price (July 1992 STE $) ***. The amount of this credit memorandum applicable to each Block F Aircraft will be *** of the Aircraft Basic Price (July 1992 STE $) ***.

2.          Credit Memorandum - Aircraft - Option Aircraft and Rollover Option
            Aircraft.

            In consideration of Buyer's purchase of the Option Aircraft and Rollover Option Aircraft, Boeing will issue to Buyer at the time of delivery of each



P.A. No. 1810                                                         SA-2

Southwest Airlines Co.
6-1162-RLL-936R2   Page 2


Option Aircraft and Rollover Option Aircraft a credit memorandum which may be used by Buyer for the purchase of Boeing goods and services or applied to the final delivery payment for the Option Aircraft or Rollover Option Aircraft for which the credit was issued. The amount of the credit memorandum applicable to each Aircraft will be *** of the Aircraft Basic Price (July 1992 STE $) ***.

3.          Simulation Data Credits.

            If Buyer purchases one subsequent simulator data package for a price of $*** dollars (July 1992 STE $), Boeing will issue offsetting credit memoranda in amounts equal to Boeing's invoice price of such simulator data concurrent with the issuance of such invoice. If Buyer purchases one concurrent simulator data package for a price of $***, Boeing will issue an offsetting credit memorandum in an amount equal to Boeing's invoice price of such simulator data package concurrent with the issuance of such invoice.
Buyer understands that the concurrent data package price of $*** (July 1992 STE $) is valid only if the second simulator is manufactured by the same simulator manufacturer as the subsequent simulator and the concurrent simulator is ordered within eight years of the signing of the Agreement.

4.          Credits.

            The Aircraft Basic Price for Buyer's 737-7H4 Aircraft does not include a price for Dual Flight Management Computer and Five Channel SELCAL. These two features will be installed in the Aircraft but deactivated. If Buyer decides at anytime (whether before or after delivery) to activate this capability, Buyer will pay Boeing an amount equal to *** (July 1992 STE $) *** for this installed capability. If Buyer sells or leases the Aircraft for operation by a third party and the features are subsequently activated, Buyer will pay or cause the subsequent buyer or lessee to pay the above described activation charge to Boeing.

5.          Maximum Takeoff Weight Credit Memoranda.

            Buyer has purchased a Maximum Takeoff Weight of 138,500 pounds for the Aircraft. Boeing will, at the time of Aircraft delivery, issue to Buyer a credit memoranda in the amount of $*** (July 1992 STE $), *** to offset the price for 500 pounds of Maximum Takeoff Weight.





P.A. No. 1810                                                              SA-2

Southwest Airlines Co.
6-1162-RLL-936R2   Page 3



6.          Confidential Treatment.

            Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.


Very truly yours,

THE BOEING COMPANY



By /s/ Dawn S. Foster
   --------------------------

Its Attorney-in-Fact
   --------------------------


ACCEPTED AND AGREED TO as of this

date: June 24, 1997
     --------

SOUTHWEST AIRLINES CO.



By Gary A. Barron
   --------------------------

Its  Executive VP & COO
   --------------------------




P.A. No. 1810                                                              SA-2

6-1162-RLL-1855R1




Southwest Airlines Co.
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:  Letter Agreement No. 6-1162-RLL-1855R1 to
          Purchase Agreement No. 1810
          Additional Contractual Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1810 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of sixty-eight (68) Model 737-7H4 aircraft (the Aircraft) and Letter Agreement 6-1162-RLL-933R2, dated even date herewith, entitled "Option Aircraft", relating to the sale by Boeing and the purchase by Buyer of sixty-seven (67) additional Model 737-7H4 aircraft (the Option Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   ***
     for the Aircraft.

     In further consideration of Buyer's purchase of the Aircraft, Boeing will issue at the time of delivery of each Aircraft a *** (July 1992 STE) escalated to the month of delivery of the specific Aircraft in accordance with Exhibit D "Aircraft Price adjustment" to be used by Buyer for the purchase of Boeing and or CFMI goods and services or applied to the final delivery payment for the Aircraft for which such ***.


P.A. No. 1810                                                        SA-2

Southwest Airlines Co.
6-1162-RLL-1855R1   Page 2


2. *** for the Option Aircraft delivering from March 1999 through December 31, 2001.

     In further consideration of Buyer's purchase of the Option Aircraft delivering from March 1999 through December 31, 2001, Boeing will issue at the time of delivery of each such Option Aircraft *** (July 1992 STE) escalated to the month of delivery of the specific Aircraft in accordance with Exhibit D "Aircraft Price adjustment" to be used by Buyer for the purchase of Boeing and or CFMI goods and services or applied to the final delivery payment for the Option Aircraft for which such ***.

3.   Confidential Treatment

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY

By  /s/ Dawn S. Foster
   -----------------------------

Its     Attorney-In-Fact
    ----------------------------


P.A. No. 1810                                                    SA-2

Southwest Airlines Co.
6-1162-RLL-1855R1   Page 3


ACCEPTED AND AGREED TO this

Date:  June 24, 1997


SOUTHWEST AIRLINES CO.

By /s/ Gary A. Barron
   ----------------------------

Its  Executive VP & COO
    ---------------------------





P.A. No. 1810                                                               SA-2

                                                                    Exhibit 10.2


                          Supplemental Agreement No. 3

                                       to

                          Purchase Agreement No. 1810

                                    between

                               The Boeing Company

                                      and

                             SOUTHWEST AIRLINES CO.

                   Relating to Boeing Model 737-7H4 Aircraft

            THIS SUPPLEMENTAL AGREEMENT, entered into as of October 6, 1997, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in City of Dallas, State of Texas (Buyer);

            WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

            WHEREAS, Buyer has agreed to exercise the option to purchase two
(2) additional Option Aircraft delivering in March 1999 (Block "G" Aircraft) offered pursuant to Letter Agreement 6-1162-RLL-933R2;

            NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2.          Article 1, entitled "Subject Matter of Sale,"

------------------
*** Pursuant to 17 CFR, 240.246-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.



P.A. No. 1810                         SA-3-1
paragraph 1.1 entitled "The Aircraft" is deleted in its entirety and replaced by a new paragraph 1.1 revised to reflect seventy (70) Aircraft. Such new page 1-1 is attached hereto and incorporated into the Agreement by this reference.

3. Article 2, entitled "Delivery, Title and Risk of Loss," paragraph 2.1, entitled "Time of Delivery," is deleted in its entirety and replaced by a new paragraph 2.1 revised to add two (2) Block "G" Aircraft. Such new pages 2-1 and 2-2 are attached hereto and incorporated into the Agreement by this reference.

4. Article 3, entitled "Price of Aircraft", paragraph 3.2 entitled "Aircraft Basic Price" is revised by adding Block "G" to the Aircraft Basic Price for the Block "F" Aircraft. Paragraph 3.3 entitled "Aircraft Price," subparagraph 3.3.1 is revised by adding Block "G" to the Aircraft Basic Price for the Block "F" Aircraft. Paragraph 3.4 entitled "Advance Payment Base Price," subparagraph 3.4.1 entitled "Advance Payment Base Price" is revised by adding Advance Payment Base Prices for the Block "G" Aircraft. Such new pages 3-1, 3-2 and 3-3 are attached hereto and incorporated into the Agreement by this reference.

5. Letter Agreement No. 6-1162-RLL-933R2 entitled "Option Aircraft" is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-933R3 attached hereto and incorporated herein by this reference. The letter agreement was revised to reflect the exercise of two (2) Block "G" Aircraft and the conversion of two (2) Block "M" Rolling Option Aircraft to Option Aircraft.
Article 1, entitled "Delivery of Option Aircraft" is revised by deleting two
(2) Option Aircraft from the Block "G" delivery stream and adding two (2) Block "M" Aircraft in October 2004. Article 2 entitled "Delivery of Rollover Option Aircraft," paragraph 2.1 is revised to delete two (2) Block "M" Rolling Option Aircraft; paragraph 2.2 and subparagraphs 2.2.1 and 2.2.2 are revised by changing the quantity of Rolling Option Aircraft from forty-four (44) to forty-two (42). Article 3 entitled "Price" paragraph 3.3 is revised to delete the Block "G" Option Aircraft Advance Payment Base Prices and to add Block "M" Advance Payment Base Prices. Attachment A, Paragraph 2 entitled "Price Description," subparagraph 2.1 entitled "Price Elements Per Aircraft" is revised by deleting the March 1999 Option Aircraft and adding the October 2004 Option Aircraft, subparagraph 2.2 entitled "Price Adjustments For Option Aircraft Delivering from March 1999 to October 2001", is revised to be entitled "Price Adjustment For Option Aircraft Delivering From June 1999 to October 2001", and subparagraph 2.2.2 is revised to change March 1999 to June 1999.

6. Letter Agreement No. 6-1162-RLL-936R2 entitled "Certain Contractual Matters" is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-936R3 attached hereto and incorporated herein by this reference.
The letter agreement was revised to reflect the exercise of two (2) Block "G" Aircraft and





P.A. No. 1810                         SA-3-2
the conversion of two (2) Block "M" Rolling Option Aircraft to Option Aircraft.
Article 1 entitled "Credit Memorandum - Aircraft - Firm Aircraft," is revised to add the credit memorandum amount for the Block "G" Aircraft.

7. Letter Agreement No. 6-1162-RLL-1855R1 entitled "Additional Contractual Matters," is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-1855R2 attached hereto and incorporated herein by this reference. The letter agreement was revised to reflect the exercise of two (2) Block "G" Aircraft. Article 2 entitled *** for the Option Aircraft delivering from March 1999 through December 31, 2001," is revised to be entitled *** for the Option Aircraft Delivering from June 1999 through December 31, 2001.

8. The amount due Boeing as a result of the conversion of two Rolling Option Aircraft to Option Aircraft is ***. However, as a result of the Option exercise Buyer has overpaid the advance payments due at 18 months prior to delivery of the 2 exercised Option Aircraft, resulting in ***. Accordingly, concurrent with execution of this Supplemental Agreement, Buyer will pay to Boeing ***.

9. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of seventy
(70) Model 737-7H4 Aircraft and forty-two (42) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                              SOUTHWEST AIRLINES CO.



By:    /s/ Dawn S. Foster           By:  /s/ Gary A. Barron
    ------------------------           ----------------------


Its:    Attorney-In-Fact            Its: Executive VP and COO
     -----------------------            ---------------------




P.A. No. 1810                         SA-3-3

                               PURCHASE AGREEMENT

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.






                    Relating to Boeing Model 737-7H4 Aircraft

                         Purchase Agreement Number 1810



P.A. No. 1810


                                TABLE OF CONTENTS


                                                                    Page      SA
                                                                  Number  Number
                                                                  ------  ------
ARTICLES
--------

1.            Subject Matter of Sale.................................1-1    SA-3

2.            Delivery, Title and Risk
              of Loss................................................2-1    SA-3

3.            Price of Aircraft......................................3-1    SA-3

4.            Taxes..................................................4-1

5.            Payment................................................5-1

6.            Excusable Delay........................................6-1

7.            Changes to the Detail
              Specification..........................................7-1    SA-1

8.            Federal Aviation Requirements and
              Certificates and Export License........................8-1

9.            Representatives, Inspection,
              Flights and Test Data..................................9-1

10.           Assignment, Resale or Lease...........................10-1

11.           Termination for Certain Events........................11-1

12.           Product Assurance; Disclaimer and
              Release; Exclusion of Liabilities;
              Customer Support; Indemnification
              and Insurance.........................................12-1

13.           Buyer Furnished Equipment and
              Spare Parts...........................................13-1

14.           Contractual Notices and Requests......................14-1

15.           Miscellaneous.........................................15-1



P.A. No. 1810                                                         SA-3


                                TABLE OF CONTENTS


                                                                              SA
                                                                          Number
                                                                          ------
EXHIBITS
--------

A             Aircraft Configuration                                       SA-1

B             Product Assurance Document                                   SA-1

C             Customer Support Document

D             Price Adjustments Due to
              Economic Fluctuations - Aircraft

E             Buyer Furnished Equipment
              Provisions Document

F             Defined Terms Document





LETTER AGREEMENTS
-----------------

1810-1        Waiver of Aircraft Demonstration Flight





P.A. No. 1810                                                     SA-3



                                TABLE OF CONTENTS
                                                                              SA
                                                                          Number
RESTRICTED LETTER AGREEMENTS
----------------------------                                              ------

6-1162-RLL-932    Promotional Support

6-1162-RLL-933R3  Option Aircraft                                          SA-3

6-1162-RLL-934R1  Disclosure of Confidential                               SA-1
                  Information

6-1162-RLL-935R1  Performance Guarantees                                   SA-1

6-1162-RLL-936R3  Certain Contractual Matters                              SA-3

6-1162-RLL-937    Alternate Advance Payment Schedule

6-1162-RLL-938    ***

6-1162-RLL-939R1  Certification Flight Test Aircraft                       SA-1

6-1162-RLL-940R1  Training Matters                                         SA-1

6-1162-RLL-941R1  Other Matters                                            SA-1

6-1162-RLL-942    Open Configuration Matters

6-1162-RLL-943    Substitution Rights

6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program

6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn

6-1162-RLL-1855R2 Additional Contractual Matters                           SA-3

6-1162-RLL-1856   ***                                                      SA-1

6-1162-RLL-1857   Service Ready Validation Program                         SA-1
                  Field Test

6-1162-RLL-1858   Escalation Matters                                       SA-1



P.A. No. 1810                                                              SA-3



                             TABLE OF CONTENTS CON'T

                                                                              SA
                                                                          Number
RESTRICTED LETTER AGREEMENTS
----------------------------                                              ------

6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                                  SA-1

6-1162-RLL-2037   Reconciliation of the Aircraft                           SA-1
                  Basic Price

6-1162-RLL-2073   Maintenance Training Matters                             SA-1





P.A. No. 1810                                                              SA-3

                           PURCHASE AGREEMENT NO. 1810

                                   Relating to

                          BOEING MODEL 737-7H4 AIRCRAFT

                            -------------------------


     This Agreement is entered into as of January 19th 1994, by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Southwest Airlines Co., a Texas corporation, with its principal office in the City of Dallas, State of Texas (Buyer).


Accordingly, Boeing and Buyer agree as follows:





                                       1
P.A. No. 1810

ARTICLE 1.     Subject Matter of Sale.

     1.1 The Aircraft. Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of seventy (70) Boeing Model 737-7H4 aircraft (the Aircraft) manufactured in accordance with Boeing Detail Specification D6-38808-1, dated October 30, 1996, as described in Exhibit A, as modified from time to time in accordance with this Agreement (Detail Specification).

     1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

     1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

     1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.



                                      1-1
P.A. No. 1810                                                               SA-3

ARTICLE 2.     Delivery, Title and Risk of Loss.

     2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

       Month and Year
         of Delivery          Quantity of Aircraft
       --------------         --------------------

                   Block A Aircraft
                   ----------------

       October 1997                Two (2)
       November 1997               Two (2)

                   Block B Aircraft
                   ----------------

       January 1998                Two (2)
       February 1998               Three (3)
       March 1998                  Two (2)
       April 1998                  Two (2)
       May 1998                    Two (2)
       June 1998                   One (1)
       July 1998                   Two (2)
       September 1998              Two (2)

                   Block C Aircraft
                   ----------------

       February 1999               Four (4)
       May 1999                    Four (4)
       July 1999                   Four (4)
       September 1999              Four (4)

                   Block D Aircraft
                   ----------------

       January 2000                Four (4)
       March 2000                  Four (4)
       July 2000                   Four (4)
       September 2000              Three (3)

                   Block E Aircraft
                   ----------------

       January 2001                Three (3)
       March 2001                  Three (3)
       July 2001                   Three (3)
       September 2001              Three (3)

                   Block F Aircraft
                   ----------------

       October 1998                One (1)
       November 1998               Two (2)
       December 1998               Two (2)




                                      2-1
P.A. No. 1810                                                   SA-3

                   Block G Aircraft
                   ----------------

       March 1999                  Two (2)

     2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

     2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

     2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

     2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

     2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.


                                      2-2
P.A. No. 1810                                                              SA-3

ARTICLE 3.     Price of Aircraft.

       3.1  Definitions.

            3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

            3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

            3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

            3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D.

            3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

     3.2    Aircraft Basic Price.

            The Aircraft Basic Price, expressed in July 1992 dollars, is set forth below:


                                    Block A, B,
                                    C, D & E      Block F & G
                                    Aircraft      Aircraft
                                    --------      --------

              Base Aircraft Price:  $***          $***
              Special Features      $***          $***

              Aircraft Basic Price  $***          $***


     3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

            3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft and *** for the Block F and Block G Aircraft; plus

            3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft); plus

            3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.


                                      3-1
P.A. No. 1810

     3.4  Advance Payment Base Price.

          3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:


       Month and Year of           Advance Payment Base
       Scheduled Delivery          Price per Aircraft
       ------------------          --------------------
                 Block A Aircraft ***
                 --------------------

       October 1997
       November 1997

                 Block B Aircraft ***
                 --------------------

       January 1998 February 1998 March 1998 April 1998 May 1998 June 1998 July
       1998 September 1998

                 Block C Aircraft ***
                 --------------------

       February 1999
       May 1999
       July 1999
       September 1999

                 Block D Aircraft ***
                 --------------------

       January 2000
       March 2000
       July 2000
       September 2000

                 Block E Aircraft ***
                 --------------------

       January 2001
       March 2001
       July 2001


                                      3-2
P.A. No. 1810


                  Block E Aircraft ***
                  --------------------
                  (Continued)

       September 2001

                  Block F Aircraft ***
                  --------------------

       October 1998
       November 1998
       December 1998

                  Block G Aircraft ***
                  --------------------

       March 1999

          3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.


                                      3-3
P.A. No. 1810

6-1162-RLL-933R3


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject: Letter Agreement No. 6-1162-RLL-933R3 to Purchase Agreement No. 1810 - Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer sixty-seven (67) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and forty-two (42) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft), subject to the terms and conditions set forth below.

1.          Delivery of Option Aircraft.

            The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                                          Number of               Option
            Month and Year                Option                  Aircraft
            of Delivery                   Aircraft                Block
            --------------                --------                --------
            June 1999                     Two   (2)                    G
            August 1999                   Two   (2)                    G
            September 1999                One   (1)                    G
            October 1999                  Two   (2)                    G

            April 2000                    Three (3)                    H
            October 2000                  Three (3)                    H

            April 2001                    Three (3)                    I
            October 2001                  Three (3)                    I




P.A. No. 1810                                                               SA-3

Southwest Airlines Co.
6-1162-RLL-933R3   Page 2



                                          Number of               Option
            Month and Year                Option                  Aircraft
            of Delivery                   Aircraft                Block
            --------------                --------                --------
            (continued)
            January 2002                  Four  (4)                    J
            March 2002                    Four  (4)                    J
            April 2002                    Two   (2)                    J
            July 2002                     Four  (4)                    J
            October 2002                  Four  (4)                    J

            January 2003                  Four  (4)                    K
            March 2003                    Four  (4)                    K
            April 2003                    Two   (2)                    K
            July 2003                     Four  (4)                    K
            October 2003                  Four  (4)                    K

            April 2004                    Two   (2)                    L
            July 2004                     Three (3)                    L
            August 2004                   Two   (2)                    M
            September 2004                Three (3)                    M
            October 2004                  Two   (2)                    M

2.          Delivery of Rollover Option Aircraft.

            2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                                                                    Option
            Year of                  Number of                      Aircraft
            Delivery                 Option Aircraft                Block
            --------                 ---------------                --------
            2004                     Six (6)                           M
            2005                     Eighteen (18)                     N
            2006                     Eighteen (18)                     O

            2.2 The forty-two (42) Rollover Option Aircraft are offered to Buyer subject to the following conditions:

                        2.2.1 Buyer can exercise any forty-two (42) of the sixty-seven (67) Option Aircraft, and will be offered a Rollover Option Aircraft for each option aircraft exercised up to and including forty-two (42).

                        2.2.2 Conversely to Article 2.2.1 above, if Buyer does not exercise a minimum of forty-two (42) Option Aircraft, one Rollover Option Aircraft will be deleted for each Option Aircraft not exercised by Buyer.





P.A. No. 1810                                                               SA-3

Southwest Airlines Co.
6-1162-RLL-933R3   Page 3


                        2.2.3 When Buyer exercises one or more Option Aircraft, Boeing will offer the same quantity of Rollover Option Aircraft to Buyer in the years identified in Article 2.1 above.

                        2.2.4 The Rollover Option Aircraft delivery month offered by Boeing to Buyer will be at least 24 months from the Option exercise date of the corresponding option.

                        2.2.5 When Boeing offers the Rollover Option Aircraft to Buyer, Buyer will accept such Rollover Option Aircraft by wire transferring $100,000 to Boeing. In the event Buyer exercises its option to purchase the Rollover Option Aircraft, such application will be in accordance with Article 4.1 herein.

3.          Price.

            3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

            3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2001, are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2001, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2001 refer to paragraphs 2.3 and
3.2 of Attachment A.

            3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).





P.A. No. 1810                                                               SA-3

Southwest Airlines Co.
6-1162-RLL-933R3   Page 4


            Month and Year                            Advance Payment Base
            of Delivery                               Price per Option Aircraft
            --------------                            -------------------------
                            Block G Aircraft ***
                            --------------------


            June 1999
            August 1999
            September 1999
            October 1999

                            Block H Aircraft ***
                            --------------------

            April 2000
            October 2000

                            Block I Aircraft ***
                            --------------------

            April 2001
            October 2001

                            Block J Aircraft ***
                            --------------------

            January 2002
            March 2002
            April 2002
            July 2002
            October 2002

                            Block K Aircraft ***
                            --------------------

            January 2003
            March 2003
            April 2003
            July 2003
            October 2003

                            Block L Aircraft ***
                            --------------------

            April 2004
            July 2004

                            Block M Aircraft ***
                            --------------------

            August 2004
            September 2004
            October 2004

            3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in




P.A. No. 1810                                                               SA-3

Southwest Airlines Co.
6-1162-RLL-933R3   Page 5


the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.          Option Aircraft Payment.

            4.1 In consideration of the granting of the option as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of $100,000 for each Option Aircraft (Deposit). In the event Buyer exercises its option herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its option to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraphs 6 herein.

            4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.          Option Exercise.

            5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before eighteen (18) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

            5.2 It is understood and agreed that Boeing may accelerate the option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the option exercise dates, Boeing will do so by giving written or




P.A. No. 1810                                                               SA-3

Southwest Airlines Co.
6-1162-RLL-933R3   Page 6


telegraphic notice thereof to Buyer. Such notice will specify the revised option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the option deposit is held by Boeing.

6.          Contract Terms.

            It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.          Termination of Option to Purchase.

            Either Boeing or Buyer may terminate the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

            (i) termination of the purchase of the Aircraft under the Agreement for any reason;

            (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;





P.A. No. 1810                                                               SA-3

Southwest Airlines Co.
6-1162-RLL-933R3   Page 7


            (iii) exercise of an option to purchase an Option Aircraft pursuant to the terms hereof. Any termination of an option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

Any cancellation of an option to purchase which is based on failure to make the required Deposit or to exercise the option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.





P.A. No. 1810                                                               SA-3

Southwest Airlines Co.
6-1162-RLL-933R3   Page 8



8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY



By  /s/ Dawn S. Foster
  --------------------------

Its  Attorney-in-Fact
  --------------------------

ACCEPTED AND AGREED TO this

date: October 6, 1997

SOUTHWEST AIRLINES CO.



By /s/ Gary A. Barron
  --------------------------

Its  Executive VP & COO
  --------------------------

Attachments





P.A. No. 1810                                                               SA-3

Attachment A to
6-1162-RLL-933R3
Page 1


Model 737-7H4 Aircraft

1.          Option Aircraft Description and Changes.

            1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996.

            1.2 Changes. The Detail Specification will be revised to include:

                        (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

                        (2)         Changes mutually agreed upon.

                        (3) Changes required to obtain a Standard Certificate of Airworthiness.

                        (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                                    (i)         to adjust the scheduled
delivery of the Option Aircraft to a later time period and,

                                    (ii)        to make such other changes as
are appropriate and consistent with the revised Option Aircraft deliveries.

            1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.





P.A. No. 1810                                                               SA-3

Attachment A to
6-1162-RLL-933R3
Page 2


2.          Price Description

            2.1         Price Elements Per Aircraft


                         1                2                3
                         -                -                -

                     AIRCRAFT &                        ADV. PMT.
AIRCRAFT          ESTIMATED SPECIAL                    BASE PRICE
DELIVERY           FEATURES PRICE     ESTIMATED        (ELEMENTS)
MO. & YR.           (JULY 1992$)      ESCALATION       1 + 2 + 3
---------          ---------------    ----------       ----------
June 1999                  ***           ***               ***
August 1999                ***           ***               ***
September 1999             ***           ***               ***
October 1999               ***           ***               ***
April 2000                 ***           ***               ***
October 2000               ***           ***               ***
April 2001                 ***           ***               ***
October 2001               ***           ***               ***
January 2002               ***           ***               ***
March 2002                 ***           ***               ***
April 2002                 ***           ***               ***
July 2002                  ***           ***               ***
October 2002               ***           ***               ***
January 2003               ***           ***               ***
March 2003                 ***           ***               ***
April 2003                 ***           ***               ***
July 2003                  ***           ***               ***
October 2003               ***           ***               ***
April 2004                 ***           ***               ***
July 2004                  ***           ***               ***
August 2004                ***           ***               ***
September 2004             ***           ***               ***
October 2004               ***           ***               ***





Continued Next Page...

P.A. No. 1810                                                               SA-3

Attachment A to
6-1162-RLL-933R3
Page 3


2.          Price Description. (Continued)

            2.2 Price Adjustments For Option Aircraft Delivering From June 1999 to October 2001.

                        2.2.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

                        2.2.2 Escalation Adjustments. For Option Aircraft delivering from June 1999 to October 2001, the Aircraft Basic Price and Special Features price will be escalated according to the provisions of Attachment B to this letter agreement.

                        2.2.3 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

                        2.2.4 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Option Aircraft.

            2.3 Price Adjustments For Option Aircraft Delivering From January 2002 through December 2006.

                        2.3.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

                        2.3.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2001, see paragraph
2.3.6 below.

                        2.3.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.





P.A. No. 1810                                                               SA-3

Attachment A to
6-1162-RLL-933R3
Page 4


                        2.3.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

                        2.3.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for options delivering from January 2002 through December 2006 is *** (July 1992 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.3.1, 2.3.2, 2.3.3 and 2.3.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2002.

                        2.3.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2002 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and (ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

                        2.3.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3.          Advance Payment Schedules, Prices and Adjustments.

            3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.





P.A. No. 1810                                                               SA-3

Attachment A to
6-1162-RLL-933R3
Page 5


                                                              Amount Due per Aircraft
                                                              -----------------------
                                                                 (Percentage times
Due Date of Payment                                         Advance Payment Base Price)
-------------------
Deposit                                                           $100,000 (if applicable)

18 months prior to the first                                      15% (less the
day of the scheduled delivery                                          Deposit if any)
month of the Aircraft

12 months prior to the first                                       5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                                        5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                                        5%
day of the scheduled delivery
month of the Aircraft
                                                                 ---

                   Total                                          30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

            3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.





P.A. No. 1810                                                               SA-3

Attachment B to
6-1162-RLL-933R3
Page 1


                            PRICE ADJUSTMENT DUE TO
                             ECONOMIC FLUCTUATIONS
                           AIRCRAFT PRICE ADJUSTMENT
                             (July 1992 Base Price)


1.          Formula.

            The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

            Pa = (P)(L + M - 1)

            Where:

            Pa = Aircraft Price Adjustment.

            L =     .65 x  ECI
                          -----
                          116.2

            M =     .35 x  ICI
                          -----
                          115.9

            P = Aircraft Basic Price (as set forth in Article 3.2 of this Agreement).

          ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.





P.A. No. 1810                                                               SA-3

Attachment B to
6-1162-RLL-933R3
Page 2


          ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 =
                    100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

            In determining the value of L, the ratio of ECI divided by 116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

            In determining the value of M, the ratio of ICI divided by 115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI
-----------------               -------------------------
January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

            B    =    The calendar year before the year in which the scheduled
                      month of delivery as set forth in Paragraph 1 occurs.

            D    =    The calendar year during which the scheduled month of
                      delivery as set forth in Paragraph 1 occurs.





P.A. No. 1810                                                               SA-3

Attachment B to
6-1162-RLL-933R3
Page 3


2. If at the time of delivery of an Aircraft Boeing is unable to determine the Aircraft Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

            2.1 The Aircraft Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Aircraft Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

            2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Aircraft Price Adjustment, such values will be used to determine any increase or decrease in the Aircraft Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.





P.A. No. 1810                                                               SA-3

Attachment B to
6-1162-RLL-933R3
Page 4


            2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1992, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.





P.A. No. 1810                                                               SA-3

6-1162-RLL-936R3


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:      Letter Agreement No. 6-1162-RLL-936R3 to
              Purchase Agreement No. 1810 -
              Certain Contractual Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft) and Letter Agreement 6-1162-RLL-933R3, dated even date herewith, entitled "Option Aircraft", relating to the sale by Boeing and the purchase by Buyer of sixty-seven (67) additional Model 737-7H4 aircraft (the Option Aircraft) and forty-two (42) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft).

The commitments made herein to Buyer are provided from Boeing and CFM International Inc. (CFM).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   Credit Memorandum - Aircraft - Firm Aircraft.

     In consideration of Buyer's purchase of the Aircraft, Boeing will issue to Buyer at the time of delivery of each Aircraft a credit memorandum which may be used by Buyer for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued. The amount of this credit memorandum applicable to each Block A, B, C, D and E Aircraft will be *** of the Aircraft Basic Price (July 1992 STE $) ***. The amount of this credit memorandum applicable to each Block F and Block G Aircraft will be *** of the Aircraft Basic Price (July 1992 STE $) ***.

2.   Credit Memorandum - Aircraft - Option Aircraft and Rollover Option
     Aircraft.

     In consideration of Buyer's purchase of the Option Aircraft and Rollover Option Aircraft, Boeing will issue to Buyer at the time of delivery of each


P.A. No. 1810                                                              SA-3

Southwest Airlines Co.
6-1162-RLL-936R3   Page 2

Option Aircraft and Rollover Option Aircraft a credit memorandum which may be used by Buyer for the purchase of Boeing goods and services or applied to the final delivery payment for the Option Aircraft or Rollover Option Aircraft for which the credit was issued. The amount of the credit memorandum applicable to each Aircraft will be *** of the Aircraft Basic Price (July 1992 STE $) ***.

3.   Simulation Data Credits.

     If Buyer purchases one subsequent simulator data package for a price of *** dollars (July 1992 STE $), Boeing will issue offsetting credit memoranda in amounts equal to Boeing's invoice price of such simulator data concurrent with the issuance of such invoice. If Buyer purchases one concurrent simulator data package for a price of ***, Boeing will issue an offsetting credit memorandum in an amount equel to Boeing's invoice price of such simulator data package concurrent with the issuance of such invoice. Buyer understands that the concurrent data package price of *** (July 1992 STE $) is valid only if the second simulator is manufactured by the same simulator manufacturer as the subsequent simulator and the concurrent simulator is ordered within eight years of the signing of the Agreement.

4.   Credits.

     The Aircraft Basic Price for Buyer's 737-7H4 Aircraft does not include a price for Dual Flight Management Computer and Five Channel SELCAL. These two features will be installed in the Aircraft but deactivated. If Buyer decides at anytime (whether before or after delivery) to activate this capability, Buyer will pay Boeing an amount equal to *** (July 1992 STE $) *** for this installed capability. If Buyer sells or leases the Aircraft for operation by a third party and the features are subsequently activated, Buyer will pay or cause the subsequent buyer or lessee to pay the above described activation charge to Boeing.

5.   Maximum Takeoff Weight Credit Memoranda.

     Buyer has purchased a Maximum Takeoff Weight of 138,500 pounds for the Aircraft. Boeing will, at the time of Aircraft delivery, issue to Buyer a credit memoranda in the amount of *** (July 1992 STE $), *** to offset the price for 500 pounds of Maximum Takeoff Weight.



P.A. No. 1810                                                               SA-3

Southwest Airlines Co.
6-1162-RLL-936R3   Page 3

6.   Confidential Treatment.

     Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.


Very truly yours,

THE BOEING COMPANY



By  /s/ Dawn S. Foster
   ----------------------------

Its  Attorney-in-Fact
    ---------------------------


ACCEPTED AND AGREED TO as of this

date: October 6, 1997

SOUTHWEST AIRLINES CO.



By /s/ Gary A. Barron
   -----------------------------

Its  Executive VP & COO
   -----------------------------



P.A. No. 1810                                                               SA-3

6-1162-RLL-1855R2




Southwest Airlines Co.
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:  Letter Agreement No. 6-1162-RLL-1855R2 to
          Purchase Agreement No. 1810
          Additional Contractual Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1810 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of seventy (70) Model 737-7H4 aircraft (the Aircraft) and Letter Agreement 6-1162-RLL-933R3, dated even date herewith, entitled "Option Aircraft", relating to the sale by Boeing and the purchase by Buyer of sixty-seven (67) additional Model 737-7H4 aircraft (the Option Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   ***
     for the Aircraft.

     In further consideration of Buyer's purchase of the Aircraft, Boeing will issue at the time of delivery of each Aircraft a *** (July 1992 STE) escalated to the month of delivery of the specific Aircraft in accordance with Exhibit D "Aircraft Price adjustment" to be used by Buyer for the purchase of Boeing and or CFMI goods and services or applied to the final delivery payment for the Aircraft for which such ***.


2.   ***
     for the Option Aircraft delivering from June
     1999 through December 31, 2001.


P.A. No. 1810                                                               SA-3

Southwest Airlines Co.
6-1162-RLL-1855R2   Page 2


     In further consideration of Buyer's purchase of the Option Aircraft delivering from June 1999 through December 31, 2001, Boeing will issue at the time of delivery of each such Option Aircraft *** (July 1992 STE) escalated to the month of delivery of the specific Aircraft in accordance with Exhibit D "Aircraft Price adjustment" to be used by Buyer for the purchase of Boeing and or CFMI goods and services or applied to the final delivery payment for the Option Aircraft for which such ***.

3.   Confidential Treatment

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY

By  /s/ Dawn S. Foster
   ----------------------------

Its     Attorney-In-Fact
    ---------------------------



P.A. No. 1810                                                               SA-3

Southwest Airlines Co.
6-1162-RLL-1855R2   Page 3




ACCEPTED AND AGREED TO this

Date: October 6, 1997


SOUTHWEST AIRLINES CO.

By   /s/ Gary A. Barron
   ----------------------------

Its  Executive VP & COO
   ----------------------------



P.A. No. 1810                                                               SA-3

                                                                   Exhibit 10.2



                          Supplemental Agreement No. 4

                                       to

                           Purchase Agreement No. 1810

                                     between

                               The Boeing Company

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft

         THIS SUPPLEMENTAL AGREEMENT, entered into as of December 19, 1997, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in City of Dallas, State of Texas (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

         WHEREAS, Buyer has agreed to exercise the option to purchase forty seven (47) additional Option Aircraft delivering in June 1999 (2), August 1999
(2), September 1999 (1), October 1999 (2), April 2000 (3), October 2000 (3),
April 2001 (3), October 2001 (3), January 2002 (4), March 2002 (4), April 2002
(2), July 2002 (4), October 2002 (4), January 2003 (4), March 2003 (1), April
2004 (2) and July 2004 (3) offered pursuant to Letter Agreement 6-1162-RLL-933R3 and;

         WHEREAS, Buyer has agreed to purchase twelve (12) additional Aircraft delivering in November 2000 (1), December 2000 (1), July 2001 (1), September 2001 (1), October 2001 (1), September 2002 (3), September 2003 (3) and March 2004 (1);

------------------
*** Pursuant to 17 CFR, 240.246-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.



P.A. No. 1810                      SA-4-1

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Article 1, entitled "Subject Matter of Sale," paragraph 1.1 entitled "The Aircraft" is deleted in its entirety and replaced by a new paragraph 1.1 revised to reflect one hundred twenty-nine (129) Aircraft. Such new page 1-1 is attached hereto and incorporated into the Agreement by this reference.

3. Article 2, entitled "Delivery, Title and Risk of Loss," paragraph 2.1, entitled "Time of Delivery," is deleted in its entirety and replaced by a new paragraph 2.1 revised to add nineteen (19) Block "H" Aircraft, Eighteen (18) Block "I" Aircraft, five (5) Block "J" Aircraft, five (5) Block "K" Aircraft and twelve (12) Block "L" Aircraft. Such new pages 2-1, 2-2 and 2-3 are attached hereto and incorporated into the Agreement by this reference.

4. Article 3, entitled "Price of Aircraft", paragraph 3.2 entitled "Aircraft Basic Price" is revised by adding Aircraft Basic Prices for the Block "H", Block "I", Block "J", Block "K" and Block "L" Aircraft. Paragraph 3.3 entitled "Aircraft Price," subparagraph 3.3.1 is revised by adding Aircraft Basic Prices for the Block "H", Block "I", Block "J", Block "K" and Block "L" Aircraft. Paragraph 3.4 entitled "Advance Payment Base Price," subparagraph 3.4.1 entitled "Advance Payment Base Price" is revised by adding Advance Payment Base Prices for the Block "H", "I", "J", "K" and "L" Aircraft. Such new pages 3-1, 3-2, 3-3 and 3-4 are attached hereto and incorporated into the Agreement by this reference.

5. Letter Agreement No. 6-1162-RLL-933R3 entitled "Option Aircraft" is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-933R4 attached hereto and incorporated herein by this reference. Article 1, entitled "Delivery of Option Aircraft" is revised by deleting forty-seven (47) Option Aircraft from the Block "G", "H", "I", "J", "K" and "L" delivery stream and adding forty-two
(42) Block "M", "N", "O" and "P" Option Aircraft. Article 2 entitled "Delivery of Rollover Option



P.A. No. 1810                      SA-4-2

Aircraft," paragraph 2.1 is revised to delete forty-two (42) Block "M", "N" and "O" Rolling Option Aircraft and add fifty-nine (59) Block "Q", "R" and "S" Rolling Option Aircraft; paragraph 2.2 and subparagraphs 2.2.1 and 2.2.2 are revised by changing the quantity of Rolling Option Aircraft from forty-two (42) to fifty-nine (59), subparagraph 2.2.1 is also revised to change the quantity of Option Aircraft from sixty-seven (67) to sixty-two (62). Article 3 entitled "Price" paragraph 3.2 is revised to change 2001 to 2002, paragraph 3.3 is revised to delete the Block "G", "H", "I", "J", "K" and "L" Option Aircraft Advance Payment Base Prices and to add Block "M", "N", "O" and "P" Advance Payment Base Prices. Attachment A, Paragraph 2 entitled "Price Description," subparagraph 2.1 entitled "Price Elements Per Aircraft" is revised by deleting the forty-seven (47) Block "G", "H", "I", "J", "K" and "L" Option Aircraft, adding the forty-two (42) Block "M", "N", "O" and "P" Option Aircraft and adding a column for escalation sharing, subparagraph 2.2 entitled "Price Adjustments For Option Aircraft Delivering from June 1999 to October 2001", is deleted. Subparagraph 2.3 entitled "Price Adjustments For Option Aircraft Delivering From January 2002 through December 2006," is renumbered to 2.2 and the title revised to "Price Adjustments For Option Aircraft Delivering From March 2003 through October 2006." Subparagraph 2.2.2 is revised to change 2001 to 2002, subparagraph 2.2.5 is revised to change January 2002 through December 2006 to March 2003 through October 2006, to change *** for Option deliveries in 2003, *** for Option deliveries in 2004 and *** for Option deliveries in 2005 and 2006, and to change January 2002 to March 2003. Subparagraph 2.2.6 entitled "Prices for Long Lead Aircraft" is revised to change 2002 to 2003.

6. Letter Agreement No. 6-1162-RLL-936R3 entitled "Certain Contractual Matters" is deleted in its entirety and replaced with Letter Agreement No.
6-1162-RLL-936R4 attached hereto and incorporated herein by this reference.
Article 1 entitled "Credit Memorandum - Aircraft - Firm Aircraft," is revised to add the credit memorandum amount for the Block "H", "I", "J", "K" and "L" Aircraft.

7. Letter Agreement No. 6-1162-RLL-1855R2 entitled "Additional Contractual Matters," is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-1855R3 attached hereto and incorporated herein by this reference.
Article 2 entitled *** for the Option Aircraft delivering from June 1999 through December 31, 2001," is deleted. A new Article 2 entitled *** for the Aircraft," and a new Article 3 entitled "Applicable Aircraft," are added.


P.A. No. 1810                      SA-4-3

8. Letter Agreement No. 6-1162-RLL-1858 entitled "Escalation Matters," is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-1858R1 attached hereto and incorporated herein by this reference. Article 4 entitled "Escalating Credits (STE)," is revised in the first sentence to add reference to Letter Agreement No. 6-1162-RLL-1855.

9. This agreement is contingent upon the approval of the Southwest Airlines Co. Board of Directors, such approval to be granted no later than January 23, 1998. Until such approval, the amount due Boeing as a result of this supplemental agreement is ***. Concurrent with Board approval, the balance due for advance payments and option deposits, per the existing terms and conditions of the contract, will be forwarded to Boeing.

10. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of one hundred twenty-nine (129) Model 737-7H4 Aircraft, sixty-two (62) Model 737-7H4 Option Aircraft and fifty-nine (59) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                  SOUTHWEST AIRLINES CO.



By:   /s/ Dawn S. Foster            By:  /s/ Gary A. Barron
    --------------------------          --------------------------

Its:    Attorney-In-Fact            Its: Executive VP and COO
    --------------------------          --------------------------



P.A. No. 1810                      SA-4-4

                               PURCHASE AGREEMENT

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.






                    Relating to Boeing Model 737-7H4 Aircraft

                         Purchase Agreement Number 1810





P.A. No. 1810

                                TABLE OF CONTENTS


                                                                                       Page             SA
                                                                                     Number         Number
                                                                                     ------         ------
ARTICLES
--------


1.                       Subject Matter of Sale..........................................1-1          SA-4

2.                       Delivery, Title and Risk
                         of Loss.........................................................2-1          SA-4

3.                       Price of Aircraft...............................................3-1          SA-4

4.                       Taxes...........................................................4-1

5.                       Payment.........................................................5-1

6.                       Excusable Delay.................................................6-1

7.                       Changes to the Detail
                         Specification...................................................7-1          SA-1

8.                       Federal Aviation Requirements and
                         Certificates and Export License.................................8-1

9.                       Representatives, Inspection,
                         Flights and Test Data...........................................9-1

10.                      Assignment, Resale or Lease....................................10-1

11.                      Termination for Certain Events.................................11-1

12.                      Product Assurance; Disclaimer and
                         Release; Exclusion of Liabilities;
                         Customer Support; Indemnification
                         and Insurance..................................................12-1

13.                      Buyer Furnished Equipment and
                         Spare Parts....................................................13-1

14.                      Contractual Notices and Requests...............................14-1

15.                      Miscellaneous..................................................15-1



P.A. No. 1810                              i

                                TABLE OF CONTENTS


                                                                                                        SA
                                                                                                    Number
                                                                                                    ------
EXHIBITS
--------


A                        Aircraft Configuration                                                       SA-1

B                        Product Assurance Document                                                   SA-1

C                        Customer Support Document

D                        Price Adjustments Due to
                         Economic Fluctuations - Aircraft

E                        Buyer Furnished Equipment
                         Provisions Document

F                        Defined Terms Document





LETTER AGREEMENTS
-----------------


1810-1                   Waiver of Aircraft Demonstration Flight





P.A. No. 1810                              ii
                                                                            SA-4

                                TABLE OF CONTENTS

                                                                                                 SA
                                                                                             Number
                                                                                             ------
RESTRICTED LETTER AGREEMENTS
----------------------------


6-1162-RLL-932                 Promotional Support

6-1162-RLL-933R4               Option Aircraft                                               SA-4

6-1162-RLL-934R1               Disclosure of Confidential                                    SA-1
                               Information

6-1162-RLL-935R1               Performance Guarantees                                        SA-1

6-1162-RLL-936R4               Certain Contractual Matters                                   SA-4

6-1162-RLL-937                 Alternate Advance Payment Schedule

6-1162-RLL-938                 ***

6-1162-RLL-939R1               Certification Flight Test Aircraft                            SA-1

6-1162-RLL-940R1               Training Matters                                              SA-1

6-1162-RLL-941R1               Other Matters                                                 SA-1

6-1162-RLL-942                 Open Configuration Matters

6-1162-RLL-943                 Substitution Rights

6-1162-RLL-944                 Airframe Maintenance Material Cost
                               Protection Program

6-1162-RLL-945                 Comparison of 737-7H4 and 737-3H4
                               Block Fuel Burn

6-1162-RLL-1855R3              Additional Contractual Matters                                SA-4

6-1162-RLL-1856                ***                                                           SA-1

6-1162-RLL-1857                Service Ready Validation Program                              SA-1
                               Field Test

6-1162-RLL-1858R1              Escalation Matters                                            SA-4




P.A. No. 1810                             iii
                                                                            SA-4

                             TABLE OF CONTENTS CON'T

                                                                                                 SA
                                                                                             Number
                                                                                             ------
RESTRICTED LETTER AGREEMENTS
----------------------------


6-1162-RLL-2036                Amortization of Costs for
                               Customer Unique Changes                                       SA-1

6-1162-RLL-2037                Reconciliation of the Aircraft                                SA-1
                               Basic Price

6-1162-RLL-2073                Maintenance Training Matters                                  SA-1





P.A. No. 1810                             iv

                           PURCHASE AGREEMENT NO. 1810

                                   Relating to

                          BOEING MODEL 737-7H4 AIRCRAFT




         This Agreement is entered into as of January 19th 1994, by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Southwest Airlines Co., a Texas corporation, with its principal office in the City of Dallas, State of Texas (Buyer).


Accordingly, Boeing and Buyer agree as follows:





P.A. No. 1810                              1

ARTICLE 1.        Subject Matter of Sale.

         1.1 The Aircraft. Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of one hundred twenty-nine (129) Boeing Model 737-7H4 aircraft (the Aircraft) manufactured in accordance with Boeing Detail Specification D6-38808-1, dated October 30, 1996, as described in Exhibit A, as modified from time to time in accordance with this Agreement (Detail Specification).

         1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

         1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

         1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.



P.A. No. 1810                             1-1

ARTICLE 2.        Delivery, Title and Risk of Loss.

         2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

             Month and Year
               of Delivery                           Quantity of Aircraft
             --------------                          --------------------
                                   Block A Aircraft
                                   ----------------

             October 1997                                     Two (2)
             November 1997                                    Two (2)

                                   Block B Aircraft
                                   ----------------

             January 1998                                     Two (2)
             February 1998                                    Three (3)
             March 1998                                       Two (2)
             April 1998                                       Two (2)
             May 1998                                         Two (2)
             June 1998                                        One (1)
             July 1998                                        Two (2)
             September 1998                                   Two (2)

                                   Block C Aircraft
                                   ----------------

             February 1999                                    Four (4)
             May 1999                                         Four (4)
             July 1999                                        Four (4)
             September 1999                                   Four (4)

                                   Block D Aircraft
                                   ----------------

             January 2000                                     Four (4)
             March 2000                                       Four (4)
             July 2000                                        Four (4)
             September 2000                                   Three (3)

                                   Block E Aircraft
                                   ----------------

             January 2001                                     Three (3)
             March 2001                                       Three (3)
             July 2001                                        Three (3)
             September 2001                                   Three (3)

                                   Block F Aircraft
                                   ----------------

             October 1998                                     One (1)
             November 1998                                    Two (2)
             December 1998                                    Two (2)




P.A. No. 1810                             2-1

                                   Block G Aircraft
                                   ----------------

             March 1999                                       Two (2)

                                   Block H Aircraft
                                   ----------------

             June 1999                                        Two (2)
             August 1999                                      Two (2)
             September 1999                                   One (1)
             October 1999                                     Two (2)
             April 2000                                       Three (3)
             October 2000                                     Three (3)
             April 2001                                       Three (3)
             October 2001                                     Three (3)

                                   Block I Aircraft
                                   ----------------

             January 2002                                     Four (4)
             March 2002                                       Four (4)
             April 2002                                       Two (2)
             July 2002                                        Four (4)
             October 2002                                     Four (4)

                                   Block J Aircraft
                                   ----------------

             January 2003                                     Four (4)
             March 2003                                       One (1)

                                   Block K Aircraft
                                   ----------------

             April 2004                                       Two (2)
             July 2004                                        Three (3)

                                   Block L Aircraft
                                   ----------------

             November 2000                                    One (1)
             December 2000                                    One (1)
             July 2001                                        One (1)
             September 2001                                   One (1)
             October 2001                                     One (1)
             September 2002                                   Three (3)
             September 2003                                   Three (3)
             March 2004                                       One (1)

         2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

         2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will



P.A. No. 1810                             2-2
reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

         2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

         2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

         2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.




P.A. No. 1810                             2-3

ARTICLE 3.        Price of Aircraft.

       3.1        Definitions.

                  3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

                  3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

                  3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

                  3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D.

                  3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

       3.2        Aircraft Basic Price.

                  The Aircraft Basic Price, expressed in July 1992 dollars, is set forth below:

                                Base                           Special                    Aircraft
                                Aircraft Price                 Features                   Basic Price
                                --------------                 --------                   -----------
Block A, B, C,
D & E Aircraft                      ***                          ***                         ***
Block F & G
Aircraft                            ***                          ***                         ***
Block H
Aircraft                            ***                          ***                         ***
Block I
Aircraft                            ***                          ***                         ***
Block J
Aircraft                            ***                          ***                         ***
Block K
Aircraft                            ***                          ***                         ***
Block L
Aircraft                            ***                          ***                         ***


       3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                  3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the





P.A. No. 1810                            15-1

Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; plus

                  3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft); plus

                  3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

       3.4        Advance Payment Base Price.

                  3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

             Month and Year of                                Advance Payment Base
             Scheduled Delivery                               Price per Aircraft
             ------------------                               ------------------
                                   Block A Aircraft ***
                                   --------------------


             October 1997
             November 1997

                                   Block B Aircraft ***
                                   --------------------

             January 1998
             February 1998
             March 1998
             April 1998
             May 1998
             June 1998
             July 1998
             September 1998

                                   Block C Aircraft ***
                                   --------------------

             February 1999
             May 1999
             July 1999
             September 1999



P.A. No. 1810                            15-2

                                   Block D Aircraft ***
                                   --------------------

             January 2000
             March 2000
             July 2000
             September 2000

                                   Block E Aircraft ***
                                   --------------------

             January 2001
             March 2001
             July 2001
             September 2001

                                   Block F Aircraft ***
                                   --------------------

             October 1998
             November 1998
             December 1998

                                   Block G Aircraft ***
                                   --------------------

             March 1999

                                   Block H Aircraft ***
                                   --------------------

             June 1999
             August 1999
             September 1999
             October 1999
             April 2000
             October 2000
             April 2001
             October 2001

                                   Block I Aircraft ***
                                   --------------------

             January 2002
             March 2002
             April 2002
             July 2002
             October 2002

                                   Block J Aircraft ***
                                   --------------------

             January 2003
             March 2003

                                   Block K Aircraft ***
                                   --------------------

             April 2004
             July 2004




P.A. No. 1810                            15-3

                                   Block L Aircraft ***
                                   --------------------

             November 2000
             December 2000
             July 2001
             September 2001
             October 2001
             September 2002
             September 2003
             March 2004

                  3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.






P.A. No. 1810                            15-4

6-1162-RLL-933R4

Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:     Letter Agreement No. 6-1162-RLL-933R4 to
             Purchase Agreement No. 1810 -
             Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer sixty-two (62) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and fifty-nine (59) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft), subject to the terms and conditions set forth below.

1.       Delivery of Option Aircraft.

         The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                                                     Number of                Option
             Month and Year                          Option                   Aircraft
             of Delivery                             Aircraft                 Block
             -----------                             --------                 --------

             March 2003                              Three  (3)                    M
             April 2003                              Two   (2)                     M
             July 2003                               Four  (4)                     M
             October 2003                            Four  (4)                     M
             January 2004                            Four (4)                      N
             March 2004                              One (1)                       N
             April 2004                              One   (1)                     N
             August 2004                             Two   (2)                     N
             September 2004                          Three (3)                     N
             October 2004                            Two   (2)                     N

P.A. No. 1810

Soutwest Airlines Co.
6-1162-RLL-933R4    Page 2



                                                     Number of                Option
             Month and Year                          Option                   Aircraft
             of Delivery                             Aircraft                 Block
             --------------                          ---------                --------
             January 2005                            Four (4)                    O
             March 2005                              Four (4)                    O
             April 2005                              Two (2)                     O
             July 2005                               Four (4)                    O
             October 2005                            Four (4)                    O
             January 2006                            Four (4)                    P
             March 2006                              Four (4)                    P
             April 2006                              Two (2)                     P
             July 2006                               Four (4)                    P
             October 2006                            Four (4)                    P

2.       Delivery of Rollover Option Aircraft.

         2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                                                                              Option
             Year of                   Number of                              Aircraft
             Delivery                  Option Aircraft                        Block
             --------                  --------------                         --------
             2007                      Twenty (20)                                 Q
             2008                      Twenty (20)                                 R
             2009                      Nineteen (19)                               S

         2.2 The fifty-nine (59) Rollover Option Aircraft are offered to Buyer subject to the following conditions:

                  2.2.1 Buyer can exercise any fifty-nine (59) of the sixty-two
(62) Option Aircraft, and will be offered a Rollover Option Aircraft for each option aircraft exercised up to and including fifty-nine (59).

                  2.2.2 Conversely to Article 2.2.1 above, if Buyer does not exercise a minimum of fifty-nine (59) Option Aircraft, one Rollover Option Aircraft will be deleted for each Option Aircraft not exercised by Buyer.

                  2.2.3 When Buyer exercises one or more Option Aircraft, Boeing will offer the same quantity of Rollover Option Aircraft to Buyer in the years identified in Article 2.1 above.

                  2.2.4 The Rollover Option Aircraft delivery month offered by Boeing to Buyer will be at

P.A. No. 1810

Soutwest Airlines Co.
6-1162-RLL-933R4    Page 3


least 24 months from the Option exercise date of the corresponding option.

                  2.2.5 When Boeing offers the Rollover Option Aircraft to Buyer, Buyer will accept such Rollover Option Aircraft by wire transferring $100,000 to Boeing. In the event Buyer exercises its option to purchase the Rollover Option Aircraft, such application will be in accordance with Article
4.1 herein.

3.       Price.

         3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

         3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2002, are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2002, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2002 refer to paragraphs 2.3 and
3.2 of Attachment A.

         3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is $*** per Aircraft (expressed in 1992 STE dollars) and for BFE is $*** per Aircraft (expressed in delivery year dollars).

             Month and Year                              Advance Payment Base
             of Delivery                               Price per Option Aircraft
             --------------                            -------------------------
                                  Block M Aircraft ***
                                  --------------------
             March 2003
             April 2003
             July 2003
             October 2003
P.A. No. 1810
                                                                           SA-4

Southwest Airlines Co.
6-1162-RLL-933R4    Page 4




             Month and Year                  Advance Payment Base
             of Delivery                     Price per Option Aircraft
             --------------                  -------------------------
                         Block N Aircraft ***
                         --------------------

             January 2004
             March 2004
             April 2004
             August 2004
             September 2004
             October 2004

                         Block O Aircraft ***
                         --------------------

             January 2005
             March 2005
             April 2005
             July 2005
             October 2005

                         Block P Aircraft ***
                         --------------------

             January 2006
             March 2006
             April 2006
             July 2006
             October 2006

         3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.       Option Aircraft Payment.

         4.1 In consideration of the granting of the option as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of $100,000 for each Option Aircraft (Deposit). In the event Buyer exercises its option herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without



P.A. No. 1810

Southwest Airlines Co.
6-1162-RLL-933R4    Page 5

interest, if the parties do not enter into a definitive Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its option to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraphs 6 herein.

         4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.       Option Exercise.

         5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before eighteen (18) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

         5.2 It is understood and agreed that Boeing may accelerate the option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the option deposit is held by Boeing.

6.       Contract Terms.

         It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after


P.A. No. 1810

Southwest Airlines Co.
6-1162-RLL-933R4    Page 6



Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.       Termination of Option to Purchase.

         Either Boeing or Buyer may terminate the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

         (i) termination of the purchase of the Aircraft under the Agreement for any reason;

         (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

         (iii) exercise of an option to purchase an Option Aircraft pursuant to the terms hereof. Any termination of an option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

Any cancellation of an option to purchase which is based on failure to make the required Deposit or to exercise the option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been terminate will thereupon terminate.


P.A. No. 1810

Soutwest Airlines Co.
6-1162-RLL-933R4    Page 7



If termination is result of a revision of an option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.

8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY



By  /s/ Dawn S. Foster
   ----------------------------
Its  Attorney-in-Fact
   ----------------------------

ACCEPTED AND AGREED TO this

date:  December 19, 1997

SOUTHWEST AIRLINES CO.



By  /s/ Gary A. Barron
  -----------------------------
Its  Executive VP & COO
   ----------------------------
Attachments


P.A. No. 1810

Attachment A to
6-1162-RLL-933R4
Page 1




Model 737-7H4 Aircraft
----------------------
1.       Option Aircraft Description and Changes.

         1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996.

         1.2      Changes.  The Detail Specification will be revised to include:

                  (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

                  (2) Changes mutually agreed upon.

                  (3) Changes required to obtain a Standard Certificate of Airworthiness.

                  (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                           (i)      to adjust the scheduled delivery of the
Option Aircraft to a later time period and,

                           (ii)     to make such other changes as are
appropriate and consistent with the revised Option Aircraft deliveries.

         1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.



P.A. No. 1810

Attachment A to
6-1162-RLL-933R4
Page 2






2.       Price Description
         -----------------

         2.1      Price Elements Per Aircraft
                  ---------------------------


                           1                  2               3
                           -                  -               -

                       AIRCRAFT &                                      ADV. PMT.
AIRCRAFT            ESTIMATED SPECIAL                      ESTIMATED  BASE PRICE
DELIVERY             FEATURES PRICE        ESTIMATED      ESCALATION  (ELEMENTS)
MO. & YR.             (JULY 1992$)        ESCALATION       SHARING     1 + 2 + 3
---------           -----------------     ----------      ----------  ----------

BLOCK M
-------

March 2003                 ***                ***             ***          ***
April 2003                 ***                ***             ***          ***
July 2003                  ***                ***             ***          ***
October 2003               ***                ***             ***          ***

BLOCK N
-------

January 2004               ***                ***             ***          ***
March 2004                 ***                ***             ***          ***
April 2004                 ***                ***             ***          ***
August 2004                ***                ***             ***          ***
September 2004             ***                ***             ***          ***
October 2004               ***                ***             ***          ***

BLOCK O
-------

January 2005               ***                ***             ***          ***
March 2005                 ***                ***             ***          ***
April 2005                 ***                ***             ***          ***
July 2005                  ***                ***             ***          ***
October 2005               ***                ***             ***          ***

BLOCK P
-------

January 2006               ***                ***             ***          ***
March 2006                 ***                ***             ***          ***
April 2006                 ***                ***             ***          ***
July 2006                  ***                ***             ***          ***
October 2006               ***                ***             ***          ***


Continued Next Page...


P.A. No. 1810

Attachment A to
6-1162-RLL-933R4
Page 3



2.       Price Description. (Continued)
         ------------------
                  2.2 Price Adjustments For Option Aircraft Delivering From March 2003 through October 2006.

                  2.2.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

                  2.2.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2002, see paragraph 2.3.6 below.

                  2.2.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

                  2.2.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

                  2.2.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for options delivering in 2003 is $*** (July 1992 STE), for options delivering in 2004 is $*** (July 1992 STE), for options delivering in 2005 and 2006 is $*** (July 1992 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, 2.2.3 and 2.2.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of $*** (July 1992 STE) per year or portion thereof starting in March 2003.

                  2.2.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2003 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and (ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft


P.A. No. 1810
                                                                           SA-4

Attachment A to
6-1162-RLL-933R4
Page 4



Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

                  2.2.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3.       Advance Payment Schedules, Prices and Adjustments.
         -------------------------------------------------

         3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.


                                                                 Amount Due per Aircraft
                                                                 -----------------------
                                                                    (Percentage times
Due Date of Payment                                            Advance Payment Base Price)
-------------------

Deposit                                                              $100,000 (if applicable)

18 months prior to the first                                         15% (less the
day of the scheduled delivery                                             Deposit if any)
month of the Aircraft

12 months prior to the first                                         5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                                          5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                                          5%
day of the scheduled delivery
month of the Aircraft
                                                                    ----
                    Total                                           30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.


P.A. No. 1810

Attachment A to
6-1162-RLL-933R4
Page 5



         3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.



P.A. No. 1810

Attachment B to
6-1162-RLL-933R4
Page 1


                             PRICE ADJUSTMENT DUE TO
                              ECONOMIC FLUCTUATIONS
                            AIRCRAFT PRICE ADJUSTMENT
                             (July 1992 Base Price)


1.       Formula.

         The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

         Pa = (P)(L + M - 1)

         Where:

             Pa = Aircraft Price Adjustment.

             L =      .65 x  ECI
                             ---
                            116.2

             M =      .35 x  ICI
                             ---
                            115.9

             P = Aircraft Basic Price (as set forth in Article 3.2 of this
                 Agreement).

           ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.


P.A. No. 1810

Attachment B to
6-1162-RLL-933R4
Page 2



     ICI       = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

         In determining the value of L, the ratio of ECI divided by 116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

         In determining the value of M, the ratio of ICI divided by 115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI
------------------              ---------------------
January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D


The following definitions of B and D will apply:

                  B    = The calendar year before the year in which the
                         scheduled month of delivery as set forth in Paragraph 1 occurs.

                  D    = The calendar year during which the scheduled month of
                         delivery as set forth in Paragraph 1 occurs.


P.A. No. 1810

Attachment B to
6-1162-RLL-933R4
Page 3


2. If at the time of delivery of an Aircraft Boeing is unable to determine the Aircraft Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

         2.1 The Aircraft Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Aircraft Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

         2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Aircraft Price Adjustment, such values will be used to determine any increase or decrease in the Aircraft Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.


P.A. No. 1810

Attachment B to
6-1162-RLL-933R4
Page 4



         2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1992, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.




P.A. No. 1810
                                                                           SA-4

6-1162-RLL-936R4


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:         Letter Agreement No. 6-1162-RLL-936R4 to
                 Purchase Agreement No. 1810 -
                 Certain Contractual Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft) and Letter Agreement 6-1162-RLL-933R4, dated even date herewith, entitled "Option Aircraft", relating to the sale by Boeing and the purchase by Buyer of sixty-two (62) additional Model 737-7H4 aircraft (the Option Aircraft) and fifty-nine (59) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft).

The commitments made herein to Buyer are provided from Boeing and CFM International Inc. (CFM).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.       Credit Memorandum - Aircraft - Firm Aircraft.

         In consideration of Buyer's purchase of the Aircraft, Boeing will issue to Buyer at the time of delivery of each Aircraft a credit memorandum which may be used by Buyer for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued. The amount of this credit memorandum applicable to each Block A, B, C, D and E Aircraft will be *** of the Aircraft Basic Price (July 1992 STE $) ***. The amount of this credit memorandum applicable to each Block F, G, H, I, J, K and L Aircraft will be *** of the Aircraft Basic Price (July 1992 STE $) ***.

2.       Credit Memorandum - Aircraft - Option Aircraft and Rollover Option
         Aircraft.

         In consideration of Buyer's purchase of the Option Aircraft and Rollover Option Aircraft, Boeing will issue to Buyer at the time of delivery of each




P.A. No. 1810

Southwest Airlines Co.
6-1162-RLL-936R4   Page 2



Option Aircraft and Rollover Option Aircraft a credit memorandum which may be used by Buyer for the purchase of Boeing goods and services or applied to the final delivery payment for the Option Aircraft or Rollover Option Aircraft for which the credit was issued. The amount of the credit memorandum applicable to each Aircraft will be *** of the Aircraft Basic Price (July 1992 STE $) ***.

3.       Simulation Data Credits.

         If Buyer purchases one subsequent simulator data package for a price of $*** dollars (July 1992 STE $), Boeing will issue offsetting credit memoranda in amounts equal to Boeing's invoice price of such simulator data concurrent with the issuance of such invoice. If Buyer purchases one concurrent simulator data package for a price of $***, Boeing will issue an offsetting credit memorandum in an amount equal to Boeing's invoice price of such simulator data package concurrent with the issuance of such invoice.
Buyer understands that the concurrent data package price of $*** (July 1992 STE $) is valid only if the second simulator is manufactured by the same simulator manufacturer as the subsequent simulator and the concurrent simulator is ordered within eight years of the signing of the Agreement.

4.       Credits.

         The Aircraft Basic Price for Buyer's 737-7H4 Aircraft does not include a price for Dual Flight Management Computer and Five Channel SELCAL. These two features will be installed in the Aircraft but deactivated. If Buyer decides at anytime (whether before or after delivery) to activate this capability, Buyer will pay Boeing an amount equal to *** (July 1992 STE $) *** for this installed capability. If Buyer sells or leases the Aircraft for operation by a third party and the features are subsequently activated, Buyer will pay or cause the subsequent buyer or lessee to pay the above described activation charge to Boeing.

5.       Maximum Takeoff Weight Credit Memoranda.

         Buyer has purchased a Maximum Takeoff Weight of 138,500 pounds for the Aircraft. Boeing will, at the time of Aircraft delivery, issue to Buyer a credit memoranda in the amount of $*** (July 1992 STE $), *** to offset the price for 500 pounds of Maximum Takeoff Weight.





P.A. No. 1810

Southwest Airlines Co.
6-1162-RLL-936R4   Page 3



6.       Confidential Treatment.

         Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.


Very truly yours,

THE BOEING COMPANY



By  /s/ Dawn S. Foster
  ----------------------------

Its  Attorney-in-Fact
   ---------------------------

ACCEPTED AND AGREED TO as of this

date:  December 19, 1997

SOUTHWEST AIRLINES CO.



By /s/ Gary A. Barron
  ----------------------------

Its Executive VP & COO
   ---------------------------




P.A. No. 1810

6-1162-RLL-1855R3


Southwest Airlines Co.
P.O. Box 36611
Dallas, Texas 75235-1611


Subject:  Letter Agreement No. 6-1162-RLL-1855R3 to
          Purchase Agreement No. 1810
          Additional Contractual Matters



This Letter Agreement amends Purchase Agreement No. 1810 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of one hundred twenty-nine (129) Model 737-7H4 aircraft (the Aircraft) and Letter Agreement 6-1162-RLL-933R4, dated even date herewith, entitled "Option Aircraft", relating to the sale by Boeing and the purchase by Buyer of sixty-two (62) additional Model 737-7H4 aircraft (the Option Aircraft) and fifty-nine (59) Rollover Option Aircraft (the Rollover Option Aircraft) and Letter Agreement No. 6-1162-RLL-938, dated January 19, 1994 entitled "Most Favored Customer" relating to terms of the Agreement.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   ***
     for the Aircraft.

     In further consideration of Buyer's purchase of the Aircraft, Boeing will issue at the time of delivery of each Aircraft (whether Model 737-700, 737-600 or 737-800) *** (July 1992 STE) escalated to the month of delivery of the specific Aircraft in accordance with Exhibit D "Aircraft Price adjustment" to be used by Buyer for the purchase of Boeing and or CFMI goods


P.A. No. 1810                                                         SA-4

Southwest Airlines Co.
6-1162-RLL-1855R3   Page 2


and services or applied to the final delivery payment for the Aircraft for which such ***.

2.   ***
     for the Aircraft.

3.   Applicable Aircraft.

     For the avoidance of doubt, ***

4.   Confidential Treatment

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY


By   /s/ Dawn S. Foster
   --------------------------

Its     Attorney-In-Fact
    -------------------------


ACCEPTED AND AGREED TO this

Date:  December 19, 1997

SOUTHWEST AIRLINES CO.

By  /s/ Gary A. Barron
   ---------------------------

Its   Executive VP & COO
    --------------------------




P.A. No. 1810                                               SA-4

6-1162-RLL-1858R1




Southwest Airlines Co.
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:  Letter Agreement No. 6-1162-RLL-1858R1 to
          Purchase Agreement No. 1810
          Escalation Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1810 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of Model 737-7H4 aircraft (the Aircraft) and Letter Agreement 6-1162-RLL-933R1, dated even date herewith, entitled "Option Aircraft", relating to the sale by Boeing and the purchase by Buyer of sixty-two (62) additional Model 737-7H4 aircraft (the Option Aircraft) and fifty-nine (59) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   Escalation Sharing Commitment

     Boeing agrees to share one-half of the escalation up to a maximum of three percent (3%) per year in each of the years 1997 and 1998, as more fully described in paragraph 2 below, for any Aircraft scheduled to be delivered after December 31, 1996 (the Eligible Aircraft).

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the Agreement entitled "Price Adjustment Due to Economic

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Fluctuations - Aircraft Price Adjustment" (the Exhibit D), using actual escalation indices published for the applicable period.

2.   Calculation of Escalation Credit Memo

     2.1 Eligible Aircraft Delivering in 1997

     At the time of delivery of each Eligible Aircraft delivering in 1997, Boeing will issue to Buyer a credit memorandum (the 1997 Credit Memorandum) which shall be applied to the Aircraft Price of such Aircraft. The 1997 Credit Memorandum for each Eligible Aircraft delivering in 1997 shall be calculated as follows:

One-half of the difference between the Base Aircraft Price and Special Features escalation amount calculated for a December 1996 aircraft delivery position, and such escalation amount calculated for the month of delivery of each 1997 Eligible Aircraft; provided however;

The maximum amount of the 1997 Credit Memorandum shall not exceed three percent (3%) pursuant to the following calculation:

At the time of the delivery of each 1997 Eligible Aircraft, the Aircraft Basic Price will be escalated in accordance with the Exhibit D formula to a December 1996 delivery month. The December 1996 escalated price will be referred to in the following formula as the "December 1996 Index Amount". The 1997 Credit Memorandum for each 1997 Eligible Aircraft will not exceed an amount equal to the December 1996 Index Amount times 0.03.

     2.2 Eligible Aircraft Delivering in 1998

     At the time of delivery of each Eligible Aircraft delivering in 1998, Boeing will issue to Buyer a credit memorandum (the 1998 Credit Memorandum) which shall be applied to the Aircraft Price of such Aircraft. The 1998 Credit Memorandum for each Eligible Aircraft delivering in 1998 shall be calculated as follows:


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(i) One-half of the difference between the Aircraft Basic Price escalation amount calculated for a December 1997 aircraft delivery position, and such escalation amount calculated for the month of delivery of each 1998 Eligible Aircraft, provided however;

The maximum amount of the portion of the 1998 Credit Memorandum calculated pursuant to this paragraph 2.2 (i) shall not exceed three (3%) percent pursuant to the following calculation:

At the time of the delivery of each 1998 Eligible Aircraft, the Aircraft Basic Price will be escalated in accordance with the Exhibit D formula to a December 1997 delivery month. The December 1997 escalated price will be referred to in the following formula as the "December 1997 Index Amount." The portion of the 1998 Credit Memorandum calculated pursuant to this paragraph 2.2 (i) for the 1998 Eligible Aircraft will not exceed an amount equal to the December 1997 Index Amount times 0.03, plus;

(ii) The amount calculated above in paragraph 2.1 for the 1997 Credit Memorandum calculated through December 1997.

     2.3 Eligible Aircraft Delivering after 1998

     For each Eligible Aircraft delivering after the calendar year 1998, the amount of the Credit Memorandum will be the amount calculated pursuant to paragraph 2.2 above through a December 1998 aircraft delivery position.

3.   Advance Payment Base Price

     It is agreed that the Advance Payment Base Prices for the Eligible Aircraft set forth in Article 3.4 of the Agreement include an estimate for the escalation sharing Credit Memoranda pursuant to this Letter Agreement.


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4.   Escalating Credits (STE)

     The credit memoranda specified in Article 1 of Letter Agreement No. 6-1162-RLL-936, as revised, and in Article 2 of Letter Agreement No. 6-1162-RLL-1855, as revised, which are expressed as a percentage of the escalated purchase price of the Aircraft, will be calculated using the same factors used to develop the adjusted aircraft escalation pursuant to this Letter Agreement.

5.   Confidential Treatment

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.


Very truly yours,

THE BOEING COMPANY



By   /s/ Dawn S. Foster
   -----------------------------

Its     Attorney-In-Fact
    ----------------------------


ACCEPTED AND AGREED TO this

Date:  December 19, 1997


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SOUTHWEST AIRLINES CO.



By  /s/ Gary A. Barron
   ----------------------------

Its  Executive VP & COO
    ---------------------------



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